UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 27, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On May 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 27, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  May 29, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 27, 2003


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                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    May 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1      115,000,000.00   107,700,308.45    11,139,432.73      384,041.35    11,523,474.08   0.00       0.00       96,560,875.72
A1_2      116,895,000.00    88,521,606.74    43,298,200.09      123,856.48    43,422,056.57   0.00       0.00       45,223,406.65
A1_3      330,102,000.00   330,102,000.00             0.00    1,188,367.20     1,188,367.20   0.00       0.00      330,102,000.00
A2         62,131,000.00    61,528,392.24       995,391.91      235,396.61     1,230,788.52   0.00       0.00       60,533,000.33
B1          6,427,000.00     6,413,660.66         6,735.49       25,973.97        32,709.46   0.00       0.00        6,406,925.17
B2          5,785,000.00     5,772,993.14         6,062.68       24,096.22        30,158.90   0.00       0.00        5,766,930.46
B3          2,571,000.00     2,565,663.85         2,694.41       10,967.67        13,662.08   0.00       0.00        2,562,969.44
B4          1,286,000.00     1,283,330.88         1,347.73        5,485.97         6,833.70   0.00       0.00        1,281,983.15
B5          1,285,000.00     1,282,332.96         1,346.68        5,481.70         6,828.38   0.00       0.00        1,280,986.28
B6          1,287,370.00     1,284,698.06         1,349.16        5,491.81         6,840.97   0.00       0.00        1,283,348.90
R                 100.00             0.00             0.00            0.00             0.00   0.00       0.00                0.00
TOTALS    642,769,470.00   606,454,986.98    55,452,560.88    2,009,158.98    57,461,719.86   0.00       0.00      551,002,426.10

X1        561,997,000.00   526,323,915.19             0.00      547,461.27       547,461.27   0.00       0.00      471,886,282.37
X2         62,131,000.00    61,528,392.24             0.00       36,301.75        36,301.75   0.00       0.00       60,533,000.33
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1       36229RJF7     936.52442130    96.86463243     3.33949000   100.20412243     839.65978887       A1_1          4.279000 %
A1_2       36229RJG5     757.27453475   370.40249874     1.05955327   371.46205201     386.87203602       A1_2          1.679000 %
A1_3       36229RJH3   1,000.00000000     0.00000000     3.60000000     3.60000000   1,000.00000000       A1_3          4.320000 %
A2         36229RJJ9     990.30101302    16.02085770     3.78871433    19.80957203     974.28015532       A2            4.590985 %
B1         36229RJK6     997.92448421     1.04799907     4.04138323     5.08938229     996.87648514       B1            4.859747 %
B2         36229RJL4     997.92448401     1.04800000     4.16529300     5.21329300     996.87648401       B2            5.008747 %
B3         36229RJM2     997.92448464     1.04800078     4.26591599     5.31391676     996.87648386       B3            5.129747 %
B4         36228FMH6     997.92447900     1.04800156     4.26591757     5.31391913     996.87647745       B4            5.129747 %
B5         36228FMJ2     997.92448249     1.04800000     4.26591440     5.31391440     996.87648249       B5            5.129747 %
B6         36228FMK9     997.92449723     1.04799708     4.26591423     5.31391131     996.87650015       B6            5.129747 %
R          36228FML7       0.00000000     0.00000000     0.00000000     0.00000000       0.00000000       R             5.111000 %
TOTALS                   943.50309914    86.27130483     3.12578471    89.39708954     857.23179432

X1         36229RJN0     936.52442129     0.00000000     0.97413557     0.97413557     839.65978888       X1            1.248192 %
X2         36229RJP5     990.30101302     0.00000000     0.58427757     0.58427757     974.28015532       X2            0.708000 %

----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                               488,614,596.82
                                        Pool 2 Mortgage Loans                                                62,387,830.22

Sec. 4.01(c)    Available Distribution                                                                       58,045,482.88
                                        Principal Distribution Amount                                           634,179.60
                                        Principal Prepayment Amount                                          54,818,381.27

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                                  53,835,953.29
                                        Group 2 Prepayments                                                     982,427.98

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                           11,016,312.59
                                        Class A1-2                                                           42,819,640.70
                                        Class A1-3                                                                    0.00
                                        Class A2                                                                982,427.98
                                        Class B1                                                                      0.00
                                        Class B2                                                                      0.00
                                        Class B3                                                                      0.00
                                        Class B4                                                                      0.00
                                        Class B5                                                                      0.00
                                        Class B6                                                                      0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                384,041.35
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                123,856.48
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month              1,188,367.20
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                235,396.61
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                547,461.27
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                 36,301.75
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                 25,973.97
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                 24,096.22
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                 10,967.67
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                  5,485.97
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                  5,481.70
                                                              Accrued and Paid from Prior Months                      0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                  5,491.81
                                                              Accrued and Paid from Prior Months                      0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                       180,092.72
                                        Trustee Fee Paid                                                          1,263.45

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                       0.00
                                        Current Period Reimbursed Advances                                            0.00
                                        Aggregate Unreimbursed Advances                                               0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                         1,172
                                        Balance of Outstanding Mortgage Loans                               551,002,427.04

Sec. 4.01(l)                                Number and Balance of Delinquent Loans
                                             Group 1
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                      5             2,536,736.79                  0.52 %
                                            60-89 days                      0                     0.00                  0.00 %
                                            90+days                         0                     0.00                  0.00 %
                                            Total                       5                 2,536,736.79                  0.52 %
                                             Group 2
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                      0                     0.00                  0.00 %
                                            60-89 days                      0                     0.00                  0.00 %
                                            90+days                         0                     0.00                  0.00 %
                                             Total                          0                     0.00                  0.00 %
                                             Group Totals
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                      5             2,536,736.79                  0.46 %
                                            60-89 days                      0                     0.00                  0.00 %
                                            90+days                         0                     0.00                  0.00 %
                                             Total                          5             2,536,736.79                  0.46 %


Sec. 4.01(l)                                Number and Balance of REO Loans
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %


Sec. 4.01(l)                                Number and Balance of Loans in Bankruptcy
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Sec. 4.01(m)                                Number and Balance of Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Sec. 4.01(o)            Aggregate Principal Payment
                                              Scheduled Principal                                           634,179.60
                                              Payoffs                                                    53,296,126.98
                                              Prepayments                                                 1,522,254.29
                                              Liquidation Proceeds                                                0.00
                                              Condemnation Proceeds                                               0.00
                                              Insurance Proceeds                                                  0.00
                                              Realized Losses                                                     0.00

                                              Realized Losses Group 1                                             0.00
                                              Realized Losses Group 2                                             0.00
                                              Realized Gains                                                      0.00

Sec. 4.01(p)            Aggregate Amount of Mortgage Loans Repurchased                                            0.00
Sec. 4.01(q)            Aggregate Amount of Shortfall Allocated for Current Period
                                              Class A1                                                            0.00
                                              Class A2a                                                           0.00
                                              Class A2b                                                           0.00
                                              Class A2c                                                           0.00
                                              Class X1                                                            0.00
                                              Class X2                                                            0.00
                                              Class B1                                                            0.00
                                              Class B2                                                            0.00
                                              Class B3                                                            0.00
                                              Class B4                                                            0.00
                                              Class B5                                                            0.00
                                              Class B6                                                            0.00

Sec. 4.01(s) Group I
                        Senior Percentage                                                                  96.920000 %
                        Senior Prepayment Percentage                                                      100.000000 %
                        Subordinate Percentage                                                              3.080000 %
                        Subordinate Prepayment Percentage                                                   0.000000 %

Sec. 4.01(s) Group II
                        Senior Percentage                                                                  97.070000 %
                        Senior Prepayment Percentage                                                      100.000000 %
                        Subordinate Percentage                                                              2.930000 %
                        Subordinate Prepayment Percentage                                                   0.000000 %

Aggregate
                        Beginning Balance                                                               606,454,987.91
                        Ending Balance                                                                  551,002,427.04
                        Net Wac                                                                                5.13065
                        Weighted Average Maturity                                                               354.00
Groups
                        Net Wac Group 1                                                                        5.11100
                        Net Wac Group 2                                                                        5.29898

                        Wam Group 1                                                                             354.00
                        Wam Group 2                                                                             354.00


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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